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                                                                    EXHIBIT 23.1

                           DATUM INC. AND SUBSIDIARIES

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-89721) and on Form S-8 (No. 333-40404) of Datum Inc. of our report dated February 14, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP
---------------------------------
    PRICEWATERHOUSECOOPERS LLP


Orange County, California
March 23, 2001